Rule 497(e)

File Nos. 333-01153 and 811-07549

SCHWAB SELECT ANNUITY®

SUPPLEMENT dated May 14, 2013

to the Prospectus dated May 1, 2012

for the Variable Annuity-1 Series Account

of Great-West Life & Annuity Insurance Company

Effective immediately, the names of the following Portfolios available in the Prospectus have changed:

Old Name		New Name

DWS Dreman Small Mid Cap Value VIP	to	DWS Small Mid Cap Value VIP
Janus Aspen Worldwide Portfolio	to	Janus Aspen Global Research Portfolio
Invesco Van Kampen V.I. Comstock Fund	to	Invesco V.I. Comstock Fund
Invesco Van Kampen V.I. Growth and Income Fund	to	Invesco V.I. Growth and Income Fund
Oppenheimer Global Securities Fund/VA	to	Oppenheimer Global Fund/VA
Pioneer Growth Opportunities VCT Portfolio	to	Pioneer Select Mid Cap Growth VCT Portfolio
Van Eck VIP Global Bond Fund	to	Van Eck VIP Unconstrained Emerging Markets Bond Fund

* * * * *

Effective immediately, the following is added as a new paragraph under the section entitled “Legal Matters” on page 39 of the Prospectus:

“Pursuant to Commodity Futures Trading Commission Rule 4.5, Great-West, with respect to both the Series Account and the Guarantee Period Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Therefore, it is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2012. Please keep this supplement for future reference.